UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2018

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)
(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Shlomo Yanai as an independent director.

On May 9, 2018, the Board of Directors of W. R. Grace & Co. (“Grace” or the “Company”) elected Shlomo Yanai as a Class III Director of the Company to serve for an initial term expiring at the Company's 2020 Annual Meeting of Stockholders and until his successor shall have been duly elected and qualified. The Board also appointed Mr. Yanai to the Company's Audit, Nominating and Governance, Compensation, and Corporate Responsibility Committees. For his services as a director, Mr. Yanai will participate in the Company’s standard compensation arrangements for non-employee directors, as described under the heading “Director Compensation” in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 28, 2018.

Designation of Hudson La Force to succeed Fred Festa as principal executive officer.

On May 9, 2018, the Company announced that its Board of Directors has designated Hudson La Force to succeed Fred Festa as Grace's Chief Executive Officer. Mr. La Force, age 53, has been Grace's President and Chief Operating Officer since February 2016, and was elected a Director of the Company in November 2017. Mr. La Force joined Grace in 2008 as Chief Financial Officer. He will be elected Chief Executive Officer in the fourth quarter upon Mr. Festa's retirement, as previously announced. After retiring, Mr. Festa will continue as non-executive Chairman.

Departure of Thomas E. Blaser as principal financial officer.

Pursuant to a mutual agreement, Thomas E. Blaser, Senior Vice President and Chief Financial Officer of the Company, will resign from Grace effective May 31, 2018. Under the agreement, Mr. Blaser will be entitled to receive: a payment equal to one times his annualized base salary plus annual target award under Grace’s Annual Incentive Compensation Plan (AICP); a pro rata award under the 2018 AICP, to the extent earned; a pro rata award of performance based units (PBUs) granted under the Company’s 2016-2018 Long-term Incentive Plan, to the extent earned, based on the number of months lapsed during the performance period through May 31, 2018; the full vesting of restricted stock units awarded to Mr. Blaser upon his commencement of employment in February 2016, which otherwise would cliff vest in February 2019; continued vesting of stock options awarded to Mr. Blaser upon his commencement of employment; and the right to exercise all vested stock options for 24 months following his cessation of employment, coinciding with his non-competition and non-solicitation obligations. Mr. Blaser will forfeit all PBUs granted under the Company’s 2017-2019 and 2018-2020 Long-term Incentive Plans, and all unvested restricted stock units and stock options awarded in connection with 2016, 2017, and 2018 annual grants. Mr. Blaser’s departure from the Company is not related to any financial performance, policy or control issues, or any disagreements on accounting or financial reporting matters.

Appointment of William C. Dockman as interim Chief Financial Officer.

Following Mr. Blaser’s resignation, William C. Dockman, Vice President and Controller, will assume the role of interim Chief Financial Officer while the Company conducts a search for Mr. Blaser’s successor. Mr. Dockman has been the Company's Vice President and Controller since 2012. In connection with Mr. Dockman’s agreement to serve as interim Chief Financial Officer, he received a grant of 1,768 Grace restricted stock units.

Approval of the W. R. Grace & Co. 2018 Stock Incentive Plan.

On May 9, 2018, the Company’s stockholders approved the W. R. Grace & Co. 2018 Stock Incentive Plan (the “2018 Plan”). The purposes of the 2018 Plan are: (a) to enable the Company to provide “Key Persons” (as defined in the 2018 Plan) with long-term incentive compensation that closely aligns the interests of our Key Persons with those of our stockholders; and (b) to enable the Company to compete effectively with other organizations offering similar or other incentives, in attracting, motivating and retaining Key Persons. The Company’s directors, principal executive officer, principal financial officer, and named executive officers, and other employees who, in the opinion of the Company’s Compensation Committee (which administers the 2018 Plan), have contributed or can contribute significantly to the growth and successful operations of the Company, as determined by the committee, are eligible to receive an award under the 2018 Plan. The maximum aggregate number of shares of W. R. Grace & Co. common stock, par value $.01 per share (“Common Stock”), that may be issued under the 2018 Plan, consisting of Common Stock issued and Common Stock underlying outstanding awards, is 7,200,000 shares, plus any shares subject to outstanding awards under the Company’s 2014 Stock Incentive Plan that are terminated, canceled, forfeited, or expire, or under which the shares otherwise cease to be issued under that plan. The 2018 Plan is included in this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 9, 2018 (the “Annual Meeting”). The holders of a total of 55,515,719 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, representing approximately 82.32% of the voting power entitled to vote at the meeting. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s Proxy Statement, are as follows:

1.	The stockholders elected the following nominees to the Board of Directors, by the following votes:

	For	Against	Abstain	Broker Non-Votes
Robert F. Cummings, Jr.	49,472,527	1,290,082	26,507	4,726,603
Hudson La Force	49,042,633	1,718,454	28,029	4,726,603
Mark E. Tomkins	49,269,791	1,487,028	32,297	4,726,603

2.
The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, by the following vote:

For	Against	Abstain	Broker Non-Votes
54,896,114	535,320	84,285	—

3.	The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy Statement, by the following vote:

For	Against	Abstain	Broker Non-Votes
46,207,176	4,527,242	54,698	4,726,603

In 2015, the Company’s stockholders approved, on a non-binding advisory basis, that the advisory vote on the frequency of the advisory vote to approve named executive officer compensation shall occur every year. In light of the foregoing vote, the Board of Directors of the Company decided that the Company will include a stockholder vote on the compensation of executives in its proxy materials each year.

4.	The stockholders approved the W. R. Grace & Co. 2018 Stock Incentive Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
47,031,930	3,712,899	44,287	4,726,603

Item 8.01    Other Events.

The amended and restated rights agreement, dated as of March 25, 2008, between the Company and Mellon Investor Services LLC, as well as the trading restrictions provisions that are set forth in Article X of our amended and restated certificate of incorporation, have expired.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Location
10.1	W. R. Grace & Co. 2018 Stock Incentive Plan.	Filed herewith*
99.1	W. R. Grace & Co. press release, dated May 9, 2018 (Election of Director).	Filed herewith
99.2	W. R. Grace & Co. press release, dated May 9, 2018 (Designation of future Chief Executive Officer).	Filed herewith
99.3	W. R. Grace & Co. press release, dated May 14, 2018 (Change in Chief Financial Officer).	Filed herewith
___________________________________________________________________________________________________________________

*	Management contracts and compensatory plans, contracts or arrangements required to be filed as exhibits to this Report.
Forward-looking statements

This report contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” "targets," “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; succession planning, and markets for securities. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, the Company is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions; the effects of international trade disputes, tariffs and sanctions; the costs and availability of raw materials, energy and transportation; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting the Company’s outstanding indebtedness; developments affecting the Company’s pension obligations; its legal and environmental proceedings; environmental compliance costs; the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods, and force majeure events; changes in tax laws and regulations; the potential effects of cyberattacks; and those additional factors set forth in the Company’s most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the internet at www.sec.gov. Our reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on the Company’s projections and forward-looking statements, which speak only as of the dates those projections and statements are made. The Company undertakes no obligation to release publicly any revision to the projections and forward-looking statements contained in this report, or to update them to reflect events or circumstances occurring after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Senior Vice President, General Counsel, and Secretary

Date: May 14, 2018